UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.   )

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E95872-P33772-Z76380 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2020. Meeting Information DOVER CORPORATION Meeting Type: Annual Meeting For holders as of: March 12, 2020 Date: May 8, 2020 Time: 9:00 AM, local time Location: Dover Corporation 3005 Highland Parkway Downers Grove, IL 60515 For meeting directions, visit: www.dovercorporation.com You are receiving this communication because you hold DOVER CORPORATION shares in the company named above. 3005 HIGHLAND PARKWAY DOWNERS GROVE, IL 60515 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2020 to facilitate timely delivery. 1. Notice and Proxy Statement 2. Annual Report How To Vote Please Choose One of the Following Voting Methods E95873-P33772-Z76380Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. .XXXX XXXX XXXX XXXX

The Board of Directors recommends a vote FOR each director under Item 1: 1. Election of Directors 1a. H. J. Gilbertson, Jr. 1b. K. C. Graham 1c. M. F. Johnston 1d. E. A. Spiegel 1e. R. J. Tobin 1f. S. M. Todd 1g. S. K. Wagner 1h. K. E. Wandell 1i. M. A. Winston The Board of Directors recommends a vote FOR Items 2 and 3: 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020. 3. To approve, on an advisory basis, named executive officer compensation. The Board of Directors recommends a vote AGAINST Item 4: 4. To consider a shareholder proposal regarding the right to allow shareholders to act by written consent. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E95874-P33772-Z76380

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